                                                                    EXHIBIT 10.7

                           CREDIT FACILITY AGREEMENT


     This is a CREDIT FACILITY AGREEMENT dated as of June 30, 1995 ("Agreement") by and between CORINTHIAN SCHOOLS, INC. ("Borrower"), a Delaware corporation, and BANC ONE CAPITAL PARTNERS II, LIMITED PARTNERSHIP ("Lender"), a Delaware limited partnership.

     The Borrower and the Lender are referred to individually as a "Party" and collectively as the "Parties."

                                  BACKGROUND

A.   BORROWER.

     The Borrower is engaged in the business of owning, operating and administering post-secondary, vocational training schools ("Schools"). Prior to June 30, 1995, the Borrower did not own, operate or administer any Schools and had not engaged in any other business.

B.   ACQUISITION TRANSACTION.

     Pursuant to an Asset Purchase Agreement dated as of June 28, 1995 ("Asset Purchase Agreement") by and among the Borrower and National Education Centers, Inc. ("NECI") and National Education Corporation, the Borrower (i) has acquired all of the assets comprising certain Tier I Schools (as designated in the Asset Purchase Agreement), and (ii) will, upon the satisfaction of certain conditions set forth in the Asset Purchase Agreement, acquire the assets comprising the Tier II and Tier III Schools (as designated in the Asset Purchase Agreement). Pursuant to a Support Services Agreement dated as of June 30, 1995 and a Management Agreement dated as of June 30, 1995 both by and between the Borrower and NECI, Borrower will manage and provide certain support services with respect to the Tier II and Tier III Schools pending their respective acquisitions as provided for in the Asset Purchase Agreement.

C.   SUBORDINATED SECURED NOTES.

     Pursuant to a Subordinated Secured Note and Warrant Purchase Agreement dated as of June 30, 1995 ("Note Agreement"), the Borrower has agreed to issue and sell Subordinated Secured Notes in the aggregate principal amount of $2,000,000 due June 30, 2000 ("Subordinated Notes") to the Lender and Subordinated Notes in the aggregate principal amount of $500,000 to Primus Capital Fund III Limited Partnership ("Primus"). The proceeds of the Subordinated Notes will be applied to pay part of the purchase price provided for in the Asset Purchase Agreement.

D.   SECURITY AGREEMENT.

     Payment of the Loans (as defined in this Agreement) and the Subordinated Notes is secured pursuant to a Security Agreement dated as of June 30, 1995 ("Security Agreement") by and among the Borrower, the Lender and Primus, pursuant to which the Borrower has granted to Primus and the Lender a security interest in all of the personal property now or hereafter owned or acquired by the Borrower. The Security Agreement provides, among other things for the relative priorities of payment of the Loans and the Subordinated Notes.

E.   CREDIT FACILITY.

     Upon the terms and subject to the conditions set forth in this Agreement, the Lender has agreed to loan to the Borrower on a revolving credit basis up to $2,000,000 aggregate principal amount at any one time outstanding.

                            STATEMENT OF AGREEMENT

     In consideration of their mutual promises set forth in this Agreement, the Parties hereby agree as follows.

     SECTION 1.  DEFINED TERMS.

     Except as otherwise specifically defined in this Agreement, all terms specifically defined in the Note Agreement shall have the same definitions when used in this Agreement. In addition, as used in this Agreement, the following terms shall have the specified definitions.


             SECTION 1.1. "Affirmative Covenants" means the Affirmative Covenants as provided for in Section 8 of the Note Agreement and incorporated by reference herein.

             SECTION 1.2. "Agreement" means this Credit Facility Agreement.

             SECTION 1.3. "Asset Purchase Agreement" shall have the meaning set forth in Paragraph B.

             SECTION 1.4. "Base Rate" means the per annum rate of interest then most recently determined by Banc One Capital Corporation as the Weekly Adjustable Rate Index applicable to thirty (30) day AA rated commercial paper.

             SECTION 1.5. "Borrower" means Corinthian Schools, Inc., a Delaware corporation, together with its successors and assigns.

             SECTION 1.6. "Business Day" means any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law or executive order to be closed in the City of Columbus, Ohio.

             SECTION 1.7. "Closing Date" means June 30, 1995.

             SECTION 1.8. "Collateral" shall have the meaning set forth in the Security Agreement.

             SECTION 1.9. "Default" means any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

             SECTION 1.10. "Event of Default" shall have the meaning set forth in Section 5.

             SECTION 1.11. "Financial Reporting" means the Financial Reporting requirements as provided for in Section 7 of the Note Agreement and incorporated by reference herein.

             SECTION 1.12. "Financial Test(s)" means the Financial Test(s) as provided for in Section 10 of the Note Agreement and incorporated by reference herein.

             SECTION 1.13. "Indebtedness" shall have the meaning set forth in the Note Agreement.

             SECTION 1.14. "Interest Rate" shall have the meaning set forth in
Section 2.2(a).

             SECTION 1.15. "Lender" means Banc One Capital Partners II, Limited Partnership, a Delaware limited partnership, together with its successors and assigns.

             SECTION 1.16. "Loan Documents" shall mean this Agreement, the Revolving Note and the Security Agreement and all other documents, agreements and instruments executed and delivered in connection therewith, whether now existing or hereafter executed and delivered, in each case as the same may be amended, modified, restated, supplemented, increased, renewed, extended, substituted for or replaced from time to time.

             SECTION 1.17. "Loans" means, collectively, each advance made by the Lender to the Borrower under the Revolving Note pursuant to the terms and subject to the conditions of this Agreement.

             SECTION 1.18. "Maturity Date" means June 30, 1996.

             SECTION 1.19. "NECI" shall have the meaning set forth in Paragraph
B.

             SECTION 1.20. "Negative Covenants" means the Negative Covenants as provided for in Section 9 of the Note Agreement and incorporated by reference herein.

             SECTION 1.21. "Note Agreement" means the Subordinated Secured Note and Warrant Purchase Agreement dated as of the date hereof by and among the Borrower, the Lender and Primus.

             SECTION 1.22. "Obligations" means all Indebtedness, liabilities and obligations of the Borrower under the Loan Documents, including, but not limited to, (a) the obligation of the Borrower for the due and punctual payment of the principal of and interest on the Revolving Note when due, whether at maturity, by acceleration, by mandatory prepayment, by notice of voluntary prepayment or otherwise, (b) all other obligations and all out-of-pocket expenses and indemnities now or hereafter existing of the Borrower to the Lender under this Agreement, (c) all reasonable out-of-pocket costs and expenses, now or hereafter existing, that may be incurred by the Lender in connection with the administration and enforcement of the Loan Documents, or the realization on the security provided for by the Loan Documents, and (d) the obligations of the Borrower under the Security Agreement.

             SECTION 1.23. "Parties" means the Borrower and the Lender, collectively, and "Party" means either one of the Parties.

             SECTION 1.24. "Payment Date" means the last Business Day of any calendar month on which there is an outstanding principal balance under the Revolving Note.

             SECTION 1.25. "Primus" means Primus Capital Fund III Limited Partnership, an Ohio limited partnership, together with its successors and assigns.

             SECTION 1.26. "Revolving Note" means that certain promissory note in the principal amount of up to Two Million Dollars ($2,000,000) substantially in the form of Exhibit A attached hereto, with appropriate insertion, and made by Borrower payable to the order of the Lender, as may be amended, supplemented, increased, or otherwise modified from time to time.

             SECTION 1.27. "Schools" shall have the meaning set forth in Paragraph A.

             SECTION 1.28. "Security Agreement" means the Security Agreement, dated as of the date hereof among the Borrower, the Lender and Primus, as modified, amended or restated from time to time, together with any other agreements securing the payment of the obligations evidenced by the Revolving Note and the Subordinated Notes under the Note Agreement or this Agreement.

             SECTION 1.29. "Subordinated Notes" shall have the meaning set forth in Paragraph C.

             SECTION 1.30. "Warrant Certificates" means the certificates evidencing the warrants granted to the Lender and Primus under the Note Agreement.

     SECTION 2.  LOANS.
                 -----

             SECTION 2.1. FACILITY. During the period commencing on the Closing
                          --------
Date and ending on the Business Day immediately preceding the Maturity Date, Loans under this Agreement will be advanced to Borrower not more frequently than once every two (2) weeks up to an aggregate principal amount not to exceed Two Million Dollars ($2,000,000) at any one time outstanding. Notwithstanding the foregoing sentence, in no event shall Loans be made if, either immediately before or after giving effect to such Loan, a Default or an Event of Default shall have occurred and is continuing. Subject to the terms and provisions hereof, the Borrower may borrow, repay and reborrow Loans under this Agreement.

             The Loans shall be evidenced by the Revolving Note. The Revolving Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in Section 2.2. The Lender shall, and is hereby authorized by the Borrower to, record in the Lender's internal records an appropriate notation evidencing each payment of principal of the Loans, each payment of interest on the Loans and other relevant information; provided,
                                                                 --------
however, that the failure of the Lender to make such a notation or any error in
-------
such a notation shall not affect the obligation of the Borrower to repay the Loans made by the Lender to the Borrower in accordance with the terms of the Revolving Note and this Agreement.

             SECTION 2.2. INTEREST.
                          --------

         (a) The Borrower agrees to pay interest on the average daily outstanding principal amount of the Loans at a rate per annum equal to the Base Rate in effect from time to time plus a fixed spread determined as of the date of the first advance to the Borrower pursuant to Section 2.4, equal to a percentage which when added to the Base Rate will equal 12%, compounded daily ("Interest Rate"). The spread so determined shall remain fixed throughout the term of this Agreement. The Interest Rate shall be reset weekly.

         (b) Each change in the Interest Rate to be charged hereunder shall become effective without notice to the Borrower on the effective date of each weekly change in the Base Rate.

         (c) Interest on the Loans shall accrue from and including the date any such Loan is advanced to but excluding the date on any repayment thereof and shall be payable (i) on each Payment Date, (ii) upon the payment, in full or in part, of any of the principal amount of such Loan, (iii) at the maturity of such Loan (whether at stated maturity, by acceleration or otherwise), and (iv) after maturity (whether at stated maturity, by acceleration or otherwise), on demand.

             SECTION 2.3. SCHEDULED REPAYMENT. To the extent not previously
                          -------------------
paid, the unpaid principal balance of the Revolving Note shall be due and payable on the Maturity Date.

             SECTION 2.4. PROCEDURE FOR ADVANCING LOANS. Subject to the terms
                          -----------------------------
and conditions of this Agreement, the Lender will, not more frequently than once every two (2) weeks prior to the maturity of the Revolving Note, whether by acceleration or otherwise, upon the written request of Borrower therefor, advance Loans to the Borrower in accordance with Borrower's instructions. Borrower shall set forth disbursement instructions in each such request for a Loan. If the Lender receives such a request from Borrower for a Loan prior to 12:00 noon, Columbus, Ohio time, Bank will advance such Loan on that same Business Day. Each Loan advanced hereunder shall be in the amount of Two Hundred Thousand Dollars ($200,000) or an integral multiple thereof up to an amount not to exceed Two Million Dollars ($2,000,000) at any one time outstanding. Notwithstanding the foregoing, in no event shall Loans be made if, either immediately before or after giving effect to such Loan, a Default or an Event of Default shall have occurred and is continuing.

             SECTION 2.5. PAYMENTS, ETC.
                          --------------

         (a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made without defense, setoff or counterclaim to the Lender not later than 1:00 p.m. (Columbus, Ohio time) on the date when due and shall be made in lawful money of the United States of America by the Borrower's company check made payable to the order of the Lender or in immediately available funds by wire transfer to Bank One, Columbus, Ohio ABA #044-000-037, for the account of Bank One Capital Partners II, Limited Partnership, Account #0122171, notify Jeannine Perez (614) 248-7370, or at such other place as the Lender may direct.

         (b) Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

         (c)   All payments hereunder shall be applied first to collection fees,
                                                       -----
expenses and other amounts owed pursuant to the Indemnity Provisions, if any; second to accrued but unpaid interest on the Loans; third to principal due on
------                                              -----
the Loan(s); and fourth to all other Obligations.
                 ------

             SECTION 2.6. FEES.
                          ----

         (a)   Closing Fee. The Borrower shall pay the Lender a closing fee of
               -----------
Forty Thousand Dollars ($40,000), payable on the Closing Date.

     SECTION 3.  CONDITIONS TO BORROWING.

             SECTION 3.1. INITIAL DISBURSEMENT. At the time of the making of the
                          --------------------
initial disbursement of proceeds of the Loans by the Lender, all obligations of the Borrower hereunder to the Lender incurred prior to such initial disbursement shall have been paid in full, and the following requirements shall have been fulfilled, in each case in form and substance satisfactory to the Lender:

             SECTION 3.2. PRIMARY DOCUMENTATION. The Lender shall have received
                          ---------------------
the following documents, each duly executed and delivered by all parties thereto other than the Lender:

         (a)   this Agreement;

         (b)   the Revolving Note; and

         (c)   the Security Agreement.

             SECTION 3.3. COMPLIANCE WITH WARRANTIES, ABSENCE OF LITIGATION, NO
                          -----------------------------------------------------
DEFAULT, ETC. The representations and warranties set forth in Section 4 and in
------------
each of the other Loan Documents shall have been true and correct in all material respects as of the date made, and both immediately before and immediately after giving effect to such Loan:

          (a) such representations and warranties shall be true and correct with the same effect as if then made;

          (b) no litigation, arbitration, or governmental investigation or proceeding shall be pending or, to the best knowledge of the Borrower, threatened against Borrower or affecting the business or properties thereof which, if adversely determined, would be likely to have a material adverse effect on (i) the business, property, assets, operations or conditions, financial or otherwise, of the Borrower, or (ii) the ability of the Borrower to perform its obligations under or in connection with the Asset Purchase Agreement to which it is a party; and

          (c) no Default or Event of Default shall have then occurred and be continuing.

             SECTION 3.4. LOAN REQUEST. Each request for a Loan by the Borrower
                          ------------
under Section 2.4 and the acceptance by the Borrower of the proceeds or other benefits of such Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan and before and after giving effect to the application of the proceeds of any Loan request thereby, all statements set forth in Section 4 are true and correct.

             SECTION 3.5. SATISFACTORY LEGAL FORM, ETC. All documents executed
                          ----------------------------
or submitted pursuant hereto by or on behalf of the Borrower, shall be satisfactory in form and substance to the Lender and its counsel; the Lender and counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Lender or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Agreement shall be reasonably satisfactory to counsel to the Lender.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES.

     In order to induce the Lender to enter into this Agreement and make the Loans provided for herein, the Borrower represents, warrants and covenants that, as of the date hereof, both immediately prior to and immediately after the funding of the initial disbursement of the proceeds of the Loans, any date upon which a Loan is made hereunder, and until the Obligations are fully paid, performed and satisfied, the following representations and warranties set forth below are and shall remain true:

             SECTION 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. The
                          ------------------------------------------
representations and warranties of the Borrower contained in Section 5 of the Note Agreement are incorporated by reference herein.

             SECTION 4.2. REPRESENTATIONS AND WARRANTIES OF LENDER. The
                          ----------------------------------------
representations and warranties of the Lender contained in Section 6 of the Note Agreement are incorporated by reference herein.

             SECTION 4.3. FINANCIAL REPORTING. The Financial Reporting
                          -------------------
requirements of the Borrower provided for in Section 7 of the Note Agreement are incorporated by reference herein.

             SECTION 4.4. AFFIRMATIVE COVENANTS. The Affirmative Covenants made
                          ---------------------
by the Borrower in Section 8 of the Note Agreement are incorporated by reference herein.

             SECTION 4.5. NEGATIVE COVENANTS. The Negative Covenants agreed to
                          ------------------
by the Borrower in Section 9 of the Note Agreement are incorporated by reference herein.

             SECTION 4.6. FINANCIAL TESTS. The Borrower shall meet the Financial
                          ---------------
Tests provided for in Section 10 of the Note Agreement and incorporated by reference herein.

      SECTION 5.  EVENTS OF DEFAULT.

      The occurrence of any of the following events shall, at the option of the Lender, constitute an Event of Default ("Event of Default") hereunder and under the Revolving Note:

             SECTION 5.1. FAILURE TO PAY. The Borrower fails to pay, within two
                          --------------
(2) Business Days of the date when due, any installment of interest or any other sum due under this Agreement or the Revolving Note in accordance with the terms hereof or thereof.

             SECTION 5.2. BREACH OF REPRESENTATION OR WARRANTY. Any
                          ------------------------------------
representation or warranty herein or in any agreement, instrument or certificate executed pursuant hereto or in connection with any transaction contemplated hereby proves to have been false or misleading in any material respect when made.

             SECTION 5.3. FALSITY OF INFORMATION. Any financial or other
                          ----------------------
information delivered by the Borrower to the Lender proves to be false or misleading in any material respect when delivered.

             SECTION 5.4. SECURITY INTEREST. The Lender fails to have a valid
                          -----------------
and enforceable perfected security interest in or lien on the Collateral or such security interest or lien fails to be prior to the rights and interest of all others except for purchase money security interests to the extent permitted by the Note Agreement.

             SECTION 5.5. JUDGMENTS. A final nonappealable judgment or judgments
                          ---------
is or are entered against the Borrower in the aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000) or more on a claim or claims not covered by insurance.

             SECTION 5.6. FAILURE TO PAY DEBTS; VOLUNTARY BANKRUPTCY. The
                          ------------------------------------------
Borrower fails to pay its debts generally as they come due, or files any petition, proceeding, case or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law, or any other law or laws for the relief of, or relating to, debtors.

             SECTION 5.7.  INVOLUNTARY BANKRUPTCY. An involuntary petition is
                           ----------------------
filed under any bankruptcy or similar statute against the Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of the properties of the Borrower and such petition or appointment is not dismissed within ninety (90) days.

             SECTION 5.8.  GOVERNMENTAL ACTION. Any governmental regulatory
                           -------------------
authority takes or institutes action which will materially adversely affect the condition, operations or ability to pay the Borrower's obligations under this Agreement, the Revolving Note or any instrument or agreement required under this Agreement.

             SECTION 5.9.  DEFAULT OF OTHER FINANCIAL OBLIGATIONS. Any default
                           --------------------------------------
occurs under the Note Agreement, any agreement, note or document related to any such agreement or any other agreement involving the borrowing of money or the advance of credit to which the Borrower may be a party as obligor or guarantor, if such default consists of the failure to pay any Indebtedness in an aggregate principal amount greater than $50,000 when due or if such default gives to the holder of the obligation concerned the right to accelerate such Indebtedness.

             SECTION 5.10. DEFAULT UNDER SECURITY AGREEMENT, WARRANT
                           -----------------------------------------
CERTIFICATE OR OTHER AGREEMENT. The Borrower breaches or defaults in any
------------------------------
material respect under any of its obligations contained in the Security Agreement, the Warrant Certificates, the Note Agreement, the Subordinated Notes, the Revolving Notes or any other agreement with the Lender.

             SECTION 5.11. FINANCIAL REPORTING DEFAULT. The Borrower fails for a
                           ---------------------------
period of thirty (30) days after notice thereof to comply with the requirements of Section 7 of the Note Agreement.

             SECTION 5.12. AFFIRMATIVE COVENANTS. The Borrower fails for a
                           ---------------------
period of thirty (30) days after written notice thereof to comply in any material respect with any Affirmative Covenant.

             SECTION 5.13. NEGATIVE COVENANTS. The Borrower fails to comply in
                           ------------------
any material respect with any Negative Covenant (i) for a period of thirty (30) days after written notice thereof with respect to any such breach that is subject to cure, and (ii) with respect to any other such breach, and the Lender gives written notice thereof.

             SECTION 5.14. FINANCIAL TESTS. The Borrower fails to comply with
                           ---------------
any Financial Test and the Lender gives written notice thereof.

             SECTION 5.15. USE OF PROCEEDS. Any use of the proceeds from the
                           ---------------
sale of the Revolving Note other than working capital purposes, without the prior written consent of the Lender.

             SECTION 5.16. MATERIAL ADVERSE CHANGE. Any material adverse change
                           -----------------------
occurs in the consolidated financial condition or results of operations of the Borrower or in the Borrower's ability to perform its obligations under this Agreement, the Revolving Note or under any instrument or agreement required by this Agreement:

             SECTION 5.17. OTHER BREACH UNDER AGREEMENT. The Borrower breaches,
                           ----------------------------
or defaults in any material respect under, any term, condition, provision, representation or warranty contained in this Agreement not specifically referred to in this Section, provided that with respect to any of the foregoing (other than Sections 5.1, 5.7, and 5.10) that is capable of being cured, the Borrower have failed to cure the same within thirty (30) days from the receipt of notice thereof from the Lender.

     SECTION 6.  CONSEQUENCES OF EVENT OF DEFAULT.

         (a) If any Event of Default specified under Section 5, other than Sections 5.6 and 5.7 hereof, shall occur and be continuing, the Lender may, by written notice to the Borrower, declare the principal and interest accrued on the Revolving Note and all other obligations of the Borrower hereunder to be forthwith due and payable, and the same shall thereupon become immediately due and payable, without any other or further presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived.

         (b)     If an Event of Default specified under Sections 5.6 and 5.7 of
Section 5 hereof shall occur, the unpaid balance of the principal and interest accrued on the Revolving Note and all other obligations of the Borrower hereunder shall be immediately due and payable automatically without presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly waived.

     SECTION 7.  MISCELLANEOUS.

            SECTION 7.1. NO IMPLIED RIGHTS OR WAIVERS. No notice to or demand
                         ----------------------------
on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Revolving Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

            SECTION 7.2. MODIFICATIONS, AMENDMENTS OR WAIVERS. The Borrower and
                         ------------------------------------
the Lender may from time to time enter into written agreements amending or changing any provision of this Agreement or the rights hereunder or give waivers or consents to a departure from the due performance of their obligations hereunder provided that no departure from the Borrower's due performance of its obligations hereunder shall be effective unless agreed to in writing by the Lender and Primus.

           SECTION 7.3. EXPENSES. The Borrower shall pay or cause to be paid and
                        --------
save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including counsel fees and disbursements, incurred or paid by the Lender in connection with (i) the due diligence inquiries, negotiation, development, preparation, execution and performance of this Agreement, the Revolving Note, the Security Agreement, and the related transactions; (ii) any requested amendments, waivers or consents pursuant to the provisions hereof and thereof; and (iii) the enforcement of this Agreement, the Revolving Note, and the Security Agreement, including such reasonable expenses as may be incurred by the Lender in collection of the Revolving Note.

           SECTION 7.4. ACCOUNTING TERMS. All accounting terms not specifically
                        ----------------
defined herein shall be construed in accordance with GAAP.

           SECTION 7.5. ENTIRE AGREEMENT. This Agreement including the Exhibits
                        ----------------
or Schedules hereto, constitutes the entire agreement relating to the subject matter hereof between the Parties hereto. Each Party acknowledges that no representation, inducement, promise or agreement has been made, orally or otherwise, by the other Party, or anyone acting on behalf of the other Party, unless such representation, inducement, promise or agreement is embodied in this Agreement expressly or by incorporation.

           SECTION 7.6. GOVERNING LAW. This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Ohio.

           SECTION 7.7. SEVERABILITY. If any provision of this Agreement is held
                        ------------
to be invalid, void or unenforceable, the remaining provisions of this Agreement shall nevertheless continue in full force and effect.

           SECTION 7.8. THIRD PARTY BENEFICIARIES. The obligations of each Party
                        -------------------------
under this Agreement shall inure solely to the benefit of the other Party, and no other person or entity shall be a third party beneficiary of this Agreement.

           SECTION 7.9. RULES OF CONSTRUCTION. Unless otherwise specified, the
                        ---------------------
following rules shall be applied in construing the provisions of this Agreement.

               (i) Terms that imply gender shall be construed to apply to all genders.

              (ii) References to Sections, Schedules and Exhibits refer to the numbered Sections of, the Schedules of and the Exhibits attached to this Agreement.

             (iii) Headings to the various Sections of this Agreement are included solely for purposes of reference and shall be ignored in construing the provisions of this Agreement.

              (iv) The Exhibits and Schedules attached to this Agreement are incorporated herein by reference.

               (v) "Herein," "hereto," "hereof" and words of similar import refer to this Agreement.

              (vi) The word "and" connotes "each and every", and the word "or" connotes "any one or more".

             (vii) The word "including" connotes "including without limitation".

            (viii) Any reference to any law or regulation refers to that law or regulation as amended from time-to-time after the date of this Agreement and to the corresponding provision of any successor law or regulation.

              (ix) Any reference to any agreement or other document in this Agreement refers to that agreement or other document as amended from time-to-time after the date of this Agreement.

               (x) The recitals included in this Agreement are the mutual representations of the Parties and are a part of this Agreement.

         SECTION 7.10. NOTICES. Any notice or other communication required or
                       -------
permitted to be made or given under this Agreement, shall be in writing and shall be deemed to have been received by the Party to whom it is addressed: (i) on the date indicated on the certified mail return receipt if sent by certified mail return receipt requested; (ii) on the date actually received if hand delivered or if transmitted by telefax (receipt of which is confirmed to sender); (iii) three business days after such notice was deposited in the United States Mail postage prepaid; or (iv) one business day after such notice was delivered to an overnight delivery service, addressed, delivered or transmitted in each case as follows:

         LENDER:

         Banc One Capital Partners II, Limited Partnership
         10 West Broad Street
         Columbus, Ohio 43215
         Attention: Earle J. Bensing
         Telephone: (614) 227-4219
         Telefax:   (614) 224-7675

          WITH A COPY TO:

          Banc One Capital Corporation
          90 North High Street
          Columbus, Ohio 43215
          ATTENTION: Legal Department
          Telephone: (614) 227-7727
          Telefax:   (614) 227-7750

          BORROWER:

          Corinthian Schools, Inc.
          1732 Reynolds Street
          Irvine, California 92714
          ATTENTION: David G. Moore
          Telephone: (714) 261-7606
          Telefax:   (714) 222-3513

          WITH A COPY TO:

          O'Melveny & Myers
          610 Newport Center Drive
          Suite 1700
          Newport Beach, California 92660
          ATTENTION:David A. Krinsky, Esq.
          Telephone: (714) 669-7902
          Telefax:   (714) 669-6994

      A Party's Address for notice may be changed from time-to-time only by written notice given to each of the other Parties in accordance with this Section.

          SECTION 7.11. ASSIGNMENT. Neither this Agreement nor any of the
                        ----------
rights or duties hereunder may be assigned by any Party without the prior written consent of each of the other Parties, and any assignment attempted without such prior consent shall be null and void.

          SECTION 7.12. FURTHER ACTS AND DOCUMENTS. Each of the Parties hereby
                        --------------------------
agrees to execute and deliver such further instruments and to do such further acts and things as may be necessary or desirable to carry out the purposes of this Agreement.

          SECTION 7.13. COUNTERPARTS. This Agreement may be executed in multiple
                        ------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute one in the same agreement.

      The Parties have caused this Agreement to be executed and delivered effective as of the date first written above.

BORROWER:                               LENDER:

CORINTHIAN SCHOOLS, INC.                BANC ONE CAPITAL PARTNERS II,
                                        LIMITED PARTNERSHIP


By: /s/ David G. Moore
    -----------------------------
        David G. Moore, President       By: Banc One Capital Partners II
                                        Corporation

                                        By   /s/ Earle J. Bensing
                                           -------------------------------

                                        Its  Senior Vice President
                                            ------------------------------

                             REVOLVING CREDIT NOTE

$2,000,000                                                        COLUMBUS OHIO
                                                                   JUNE 30, 1995

      On or before June 30, 1996, for value received, the undersigned, CORINTHIAN SCHOOLS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANC ONE CAPITAL PARTNERS II, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), or its assigns, as further provided herein, the principal amount of Two Million Dollars ($2,000,000) or, if such principal is less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Agreement (as referred to and defined in Section 1 hereof), together with interest on the unpaid principal balance of all Loans made hereunder until paid in full at a fluctuating rate of interest and payable on the dates as determined in accordance with the provisions of the Agreement. Both Principal and interest are payable in lawful money of the United States of America by the Borrower's company check made payable to the order of the Lender or in immediately available funds by wire transfer to Bank One, Columbus, Ohio ABA #044-000-037, for the account of Banc One Capital Partners II, Limited Partnership, Account #0122171, notify Jeannine Perez (614) 248-7370, or at such other place as the Lender may direct.

      SECTION 1. LOAN AGREEMENT. This Revolving Credit Note is the Revolving
                 --------------
Note referred to in the Credit Facility Agreement dated as of an even date herewith (the "Agreement"), by and among the Borrower and the Lender, as the same may be amended, modified or supplemented from time to time, which Agreement, as amended, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Revolving Credit Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for repayments and reborrowings on account of the principal hereof prior to maturity upon the terms, conditions and provisions specified therein.

      SECTION 2. ENDORSEMENTS. All Loans made by the Lender to the Borrower
                 ------------
pursuant to the Agreement and all payments made on account of principal hereof shall be recorded by the Lender in the regularly maintained data processing records of the Lender; provided, however, that the failure of the Lender or any holder to make such notation shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Agreement.

      SECTION 3. SETOFF. Any and all moneys now or at any time hereafter owing
                 ------
to the Borrower from the holder hereof, are hereby pledged for the security of this and all other Indebtedness from the Borrower to the holder hereof, and may, upon the occurrence of any Event of Default, be paid and applied thereon whether such Indebtedness be then due or is to become due.

      SECTION 4. WAIVER OF JURY TRIAL. THE LENDER AND THE BORROWER, AFTER
                 --------------------
CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS REVOLVING CREDIT NOTE OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS REVOLVING CREDIT NOTE, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER OF THEM. NEITHER THE LENDER NOR THE BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. IN THE EVENT OF A DISPUTE UNDER THIS REVOLVING CREDIT NOTE, THE PARTIES HEREBY AGREE THAT EXCLUSIVE JURISDICTION AND VENUE LIES IN A COURT OF COMPETENT JURISDICTION IN FRANKLIN COUNTY, OHIO. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE LENDER OR THE BORROWER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

                                             BORROWER:

                                             CORINTHIAN SCHOOLS, INC., a
                                             Delaware corporation


                                             By: /s/ David G. Moore
                                                 ----------------------------
                                                  David G. Moore, President

                                      A-2